UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2023

CELANESE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 443-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	The New York Stock Exchange
1.125% Senior Notes due 2023	CE /23	The New York Stock Exchange
1.250% Senior Notes due 2025	CE /25	The New York Stock Exchange
4.777% Senior Notes due 2026	CE /26A	The New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	The New York Stock Exchange
0.625% Senior Notes due 2028	CE /28	The New York Stock Exchange
5.337% Senior Notes due 2029	CE /29A	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendments to Credit Agreements

On February 21, 2023, Celanese US Holdings LLC (“Celanese US”), a wholly-owned subsidiary of Celanese Corporation (the “Company”) entered into (a) a First Amendment to Credit Agreement (the “Amendment to the September 2022 Term Loan Credit Agreement”), which amends the 3-Year Term Loan Credit Agreement, dated as of September 16, 2022 (the “September 2022 Term Loan Credit Agreement”), by and among the Company, Celanese US, the subsidiaries of the Company party thereto as guarantors, the lenders party thereto and Bank of America, N.A., as Administrative Agent, (b) a First Amendment to Credit Agreement (the “Amendment to the March 2022 Term Loan Credit Agreement”), which amends the Term Loan Credit Agreement, dated as of March 18, 2022, by and among the Company, Celanese US, the subsidiaries of the Company party thereto as guarantors, the lenders party thereto and Bank of America, N.A., as Administrative Agent (the “March 2022 Term Loan Credit Agreement”), and (c) a First Amendment to Credit Agreement (the “Amendment to the Revolving Credit Agreement” and, together with the Amendment to the September 2022 Term Loan Credit Agreement and the Amendment to the March 2022 Term Loan Credit Agreement, the “Amendments”), which amends the Revolving Credit Agreement, dated as of March 18, 2022, by and among the Company, Celanese US, Celanese Europe B.V., as a borrower, the subsidiaries of the Company party thereto as guarantors, the lenders party thereto and Bank of America, N.A., as Administrative Agent (the “Revolving Credit Agreement” and, together with the September 2022 Term Loan Credit Agreement and the March 2022 Term Loan Credit Agreement, the “Credit Agreements”).

The Amendments (i) increase the consolidated net leverage ratio financial covenant level applicable under the Credit Agreements as of the fiscal quarter ending March 31, 2023 through the fiscal quarter ending March 31, 2024 (the “Covenant Relief Period”), to initially 5.75:1.00, and provides for modified step-down levels for such covenant thereafter, (ii) solely during the Covenant Relief Period, in the event of a divestiture or asset sale yielding gross proceeds of $300 million or more, provide for a decrease in the consolidated net leverage ratio financial covenant under the Credit Agreements by 0.25:1.00, applicable for each fiscal quarter ending after such divestiture or asset sale until the end of the Covenant Relief Period, (iii) prohibit share buybacks during the Covenant Relief Period, (iv) increase the size of the combined negative covenant baskets available under the Credit Agreements for incurring debt of foreign subsidiaries in connection with acquisitions by such foreign subsidiaries and for incurring debt of Chinese subsidiaries for corporate purposes from $400 million to $700 million and (v) solely during the Covenant Relief Period, reduce the size of the combined negative covenant general baskets under the Credit Agreements for subsidiary debt and secured debt from the greater of $1.2 billion and 15% of consolidated net tangible assets, to 5% of consolidated net tangible assets. Each of the Amendment to the September 2022 Term Loan Credit Agreement and the Amendment to the March 2022 Term Loan Credit Agreement (but not the Amendment to the Revolving Credit Agreement) also provides, solely during the Covenant Relief Period, that Celanese US must prepay the September 2022 Term Loans and the loans incurred under the March 2022 Term Loan Credit Agreement with the proceeds of certain debt offerings and equity issuances.

The foregoing description does not constitute a complete summary of the terms of the September 2022 Term Loan Credit Agreement or the Amendments and is qualified in its entirety by reference to the copies of the Amendments filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report, which are incorporated herein by reference, and the copy of the September 2022 Term Loan Credit Agreement that will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit Number	Description

10.1	First Amendment to Credit Agreement, dated as of February 21, 2023, by and among Celanese Corporation, Celanese US Holdings LLC, Celanese Europe B.V., the subsidiary guarantors party thereto, each lender party thereto, and Bank of America, N.A., as Administrative Agent, amending that certain Credit Agreement dated as of March 18, 2022.

10.2	First Amendment to Credit Agreement, dated as of February 21, 2023, by and among Celanese Corporation, Celanese US Holdings LLC, the subsidiary guarantors party thereto, each lender party thereto, and Bank of America, N.A., as Administrative Agent, amending that certain Term Loan Credit Agreement dated as of March 18, 2022.

10.3	First Amendment to Credit Agreement, dated as of February 21, 2023, by and among Celanese Corporation, Celanese US Holdings LLC, the subsidiary guarantors party thereto, each lender party thereto, and Bank of America, N.A., as Administrative Agent, amending that certain Term Loan Credit Agreement dated as of September 16, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document contained in Exhibit 101)

* The Company has omitted certain schedules and similar attachments to such agreement pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of such omitted documents to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION

By:	/s/ MICHAEL R. SULLIVAN
Name:	Michael R. Sullivan
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date:	February 23, 2023